B0   12 18 2015   FS 5245016 13 00 Great
 American Insurance Company
402775
  B0   12 18 2015   FS 5245016 13 00 Great
 American Insurance Company
402775
SR F9808  Ed  08 95
INVESTMENT COMPANY BOND
GREAT AMERICAN
INSURANCE COMPANY

 A Stock Insurance Company Herein Called the Underwriter

DECLARATIONS 	Bond No  FS 5245016 13 00

Item 1  Name of Insured  herein called Insured
Stock Dividend Fund  Inc
Principal Address  	8150 N  Central Expressway
 M1120 Dallas  TX 75206 1815
Item 2  Bond Period from 12 01 a m  12 26 2015 to
 12 01 a m  12 26 2016 the effective date of the
termination or cancellation of this Bond  standard
 time at the Principal Address as to each of said
dates
Item 3  Limit of Liability  Subject to Sections 9
  10 and 12 hereof
Amount applicable to
Limit of Liability Deductible Insuring Agreement
 A  Fidelity    300 000    Insuring Agreement  B
 On Premises    300 000    5 000 Insuring Agreement
  C  In Transit    300 000    5 000 Insuring Agreement
  D  Forgery or Alteration    300 000    5 000 Insurin
g Agreement  E  Securities    300 000    5 000 Insu
ring Agreement  F  Counterfeit Currency    300 000
    5 000 Insuring Agreement  G  Stop Payment    1
00 000    5 000 Insuring Agreement  H  Uncollecti
ble Items of Deposit    100 000    5 000 Insuring
 Agreement  I  Audit Expense    100 000    5 000
Insuring Agreement  J  Telefacsimile Transmissions
   300 000    5 000 Insuring Agreement  K  Unaut
horized Signatures    100 000    5 000
Optional Insuring Agreements and Coverages

Insuring Agreement  L  Computer Systems    300 000


   5 000 Insuring Agreement  M  Automated Phone
 Systems    Not Covered    N A
If Not Covered is inserted above opposite any
specified Insuring Agreement or Coverage  such
 Insuring Agreement or Coverage and any other r
eference thereto in this Bond shall be deemed
to be deleted therefrom
  B0   12 18 2015   FS 5245016 13 00 Great Amer
ican Insurance Company
402775
Item 4  	Offices or Premises Covered Offic
es acquired or established subsequent to the effe ctive date of this Bond are covered according to the terms of General Agreement A All the Ins ureds offices or premises in existence at the time this Bond becomes effective are covered u nder this Bond except the offices or premises located as follows
N A
Item 5  The liability of the Underwriter is su
bject to the terms of the following Riders atta ched hereto See Form FI8801
Item 6  The Insured by the acceptance of this
Bond gives to the Underwriter terminating or ca ncelling prior Bond s or
Policy ies  No  s
FS
 5245016 12
such termination or cancellation to
 be effective as of the time this Bond becomes effective
MEFS1131  Ed  03 11
SR F9808  Ed  08 95


INVESTMENT COMPANY BOND
The Underwriter in consideration of an agreed premium and subject to the Declarations made a part hereof the General Agreements Condition s and Limitations and other terms of this Bond agrees with the Insured in accordance with Ins uring Agreements hereof to which an amount of in surance is applicable as set forth in Item 3 of the Declarations and with respect to loss sust ained by the Insured at any time but discovered during the Bond period to indemnify and hold harmless the Insured for

INSURING AGREEMENTS
 A  FIDELITY
Loss resulting from any dishonest or fraudulent act s including Larceny or Embezzlement committed by an Employee committed anywhere and whether committed alone or in collusion with others including loss of Property resulting from such acts of an Employee which Property is held by the Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor
Dishonest or fraudulent act s  as used in this Insuring
Agreement shall mean only dishonest or fraudulent act s committed by such Employee with the manifest intent
 a
to cause the Insured to sustain such loss  and

 b
to obtain financial benefit for the Employee or for any other person or organization intended by the Employee to receive such benefit other than salaries  commissions  fees  bonuses  promotions
  awards profit sharing pensions or other employ ee benefits earned in the normal course of employment



 B  ON PREMISES
Loss of Property  occurring with or without negligence
or violence  through robbery  burglary  Larceny  theft
holdup  or other fraudulent means  misplacement
mysterious unexplainable disappearance  damage
thereto or destruction thereof  abstraction or removal
from the possession  custody or control of the Insured
and loss of subscription  conversion  redemption or
deposit privileges through the misplacement or loss of
Property  while the Property is  or is supposed or
believed by the Insured to be  lodged or deposited
within any offices or premises located anywhere
except in an office listed in Item 4 of the Declarati
ons
or amendment thereof or in the mail or with a carrier
for hire other than an armored motor vehicle company
for the purpose of transportation
Offices and Equipment
 1
Loss of or damage to furnishings  fixtures  stationary
  supplies or equipment within any of the Insureds offices covered under this Bond caused by Larceny or theft in or by burglary robbery or hold up of such office or attempt thereat or by vandalism or malicious mischief  or

 2
loss through damage to any such office by Larceny or theft in or by burglary robbery or hold up of such office or attempt thereat




 C  IN TRANSIT
Loss of Property occurring with or without negligence or violence through robbery Larceny theft hold up misplacement mysterious unexplainable disappearance being lost or otherwise made away with damage thereto or destruction thereof and loss of subscription conversion redemption or deposit privileges through the misplacement or loss of Property while the Property is in transit anywhere in the custody of any person or persons acting as messenger except while in the mail or with a carrier for hire other than an armored motor vehicle company for the purpose of transportation such transit to begin immediately upon receipt of such Property by the transporting person or persons and to end immediately upon delivery thereof at destination

 D  FORGERY OR ALTERATION
Loss through FORGERY or ALTERATION of  on or in
any bills of exchange  checks  drafts  acceptances
certificates of deposit  promissory notes  or other
written promises  orders or directions to pay sums
certain in money due bills  money orders  warrants
orders upon public treasuries  letters of credit
written
instructions  advices or applications directed to
 the
SR F9808  Ed  08 95  	 Page 1 of 12

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 Insurance Company

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Insured  authorizing or acknowledging the transfer
 payment delivery or receipt of funds or Property which instructions or advices or applications purp ort to have been signed or endorsed by any customer
 of the Insured  shareholder or subscriber to shares
  whether certificated or uncertificated of any Inv estment Company or by any financial or banking insti tution or stock broker but which instructions adv ices or applications either bear the forged signa ture or Endorsement or have been altered withou t the knowledge and consent of such customer shareholder or subscriber to shares whether c ertificated or uncertificated of an Investment C ompany financial or banking institution or stoc kbroker withdrawal orders or receipts for the w ithdrawal of funds or Property or receipts or c ertificates of deposit for Property and bearing the name of the Insured as issuer or of another
Investment Company for which the Insured acts as agent excluding however any loss covered under
 Insuring Agreement F hereof whether or not coverage for Insuring Agreement F is provide
d for in the Declarations of this Bond
Any check or draft a made payable to a fictitious payee and endorsed in the name of such fictitious payee or b procured in a transaction with the maker or drawer thereof or with one acting as an agent of such maker or drawer or anyone impersonating another and made or drawn payable to the one so impersonated and endorsed by anyone other than the one impersonated shall be deemed to be forged as to such Endorsement
Mechanically reproduced facsimile signatures are treated the same as handwritten signatures

 E  SECURITIES
Loss sustained by the Insured  including loss su
stained by reason of a violation of the constitu
tion  by laws  rules or regulations of any Self R
egulatory Organization of which the Insured is a
member or which would have been imposed upon the
Insured by the constitution  by laws  rules or re
gulations of any Self Regulatory Organization if
the Insured had been a member thereof
 1  	through the Insureds having  in good fai
th and in the course of business whether for its own account or for the account of others in any representative fiduciary agency or any other capacity either gratuitously or otherwise pu rchased or otherwise acquired accepted or receiv ed or sold or delivered or given any value ext ended any credit or assumed any liability on th e faith of or otherwise acted upon any securit ies documents or other written instruments which prove to have been
 a
counterfeited  or

 b
forged as to the signature of any maker  drawer
 issuer endorser assignor lessee transfer agent or registrar acceptor surety or guaran tor or as to the signature of any person signin g in any other capacity or

 c
raised or otherwise altered  or lost  or stolen  or



 2  	through the Insureds having  in good faith
 and in the course of business guaranteed in writ ing or witnessed any signatures whether for valuab le consideration or not and whether or not such gu aranteeing or witnessing is ultra vires the Insure d upon any transfers assignments bills of sale powers of attorney guarantees Endorsements or other obligations upon or in connection with any securities documents or other written instrumen ts and which pass or purport to pass title to suc h securities documents or other written instrume nts EXCLUDING losses caused by FORGERY or ALTE
RATION of on or in those instruments covered u nder Insuring Agreement D hereof
Securities documents or other written instruments shall be deemed to mean original including original counterparts negotiable or non negotiable agreements which in and of themselves represent an equitable interest ownership or debt including an assignment thereof which instruments are in the ordinary course of business transferable by delivery of such agreements with any necessary Endorsement or assignment
The word counterfeited as used in this Insuring
Agreement shall be deemed to mean any security document or other written instrument which is intended to deceive and to be taken for an original
Mechanically reproduced facsimile signatures are treated the same as handwritten signatures

 F  COUNTERFEIT CURRENCY
Loss through the receipt by the Insured in good faith of any counterfeited money orders or altered paper currencies or coin of the United States of America or Canada issued or purporting to have been issued by the United States of America or Canada or issued pursuant to a United States of America or Canadian statute for use as currency
MEFS1132  Ed  03 11
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 G  STOP PAYMENT
Loss against any and all sums which the Insured shall become obligated to pay by reason of the Liability imposed upon the Insured by law for damages
For having either complied with or failed to comply with any written notice of any customer shareholder or subscriber of the Insured or any Authorized Repr esentative of such customer shareholder or subscrib er to stop payment of any check or draft made or dra wn by such customer shareholder or subscriber or an y Authorized Representative of such customer shareh older or subscriber or
For having refused to pay any check or draft made or drawn by any customer shareholder or subscriber of the Insured or any Authorized Representative of suc
h customer  shareholder or subscriber

 H  UNCOLLECTIBLE ITEMS OF DEPOSIT
Loss resulting from payments of dividends or fund shares or withdrawals permitted from any customers shareholders or subscribers account based upon Uncollectible items of Deposit of a customer shareholder or subscriber credited by the Insured or the Insureds agent to such customers shareholders or subscribers Mutual Fund Account or loss resulting from any item of Deposit processed through an Automated Clearing House which is reversed by the customer shareholder or subscriber and deemed uncollectible by the Insured
Loss includes dividends and interest accrued not to exceed 15 of the Uncollectible items which are deposited
This Insuring Agreement applies to all Mutual Funds with exchange privileges if all Fund s in the exchange program are insured by a Great American
Insurance Company of Cincinnati  OH for Uncollectible
Items of Deposit Regardless of the number of transactions between Fund s the minimum number of days of deposit within the Fund s before withdrawal as declared in the Fund s prospectus shall begin from the date a deposit was first credited to any Insured
Fund s

 I  	AUDIT EXPENSE
Expense incurred by the Insured for that part of the
costs of audits or examinations required by any
governmental regulatory authority to be conducted
either by such authority or by an independent
accountant by reason of the discovery of loss
sustained by the Insured through any dishonest or
fraudulent act s   including Larceny or Embezzlement
of any of the Employees  The total liability of the
Underwriter for such expense by reason of such acts
of any Employee or in which such Employee is
concerned or implicated or with respect to any one
audit or examination is limited to the amount stated
opposite Audit Expense in Item 3 of the Declarations
it being understood  however  that such expense shall
be deemed to be a loss sustained by the Insured
through any dishonest or fraudulent act s   including
Larceny or Embezzlement of one or more of the Employees and the liability under this paragraph shall be in addition to the Limit of Liability stated in Insuring
Agreement  A  in Item 3 of the Declarations

 J  TELEFACSIMILE TRANSMISSIONS
Loss resulting by reason of the Insured having transferred paid or delivered any funds or Property established any credit debited any account or given any value relying on any fraudulent instructions sent by a customer or financial institution by Telefacsimile
Transmission directed to the Insured authorizing or acknowledging the transfer payment or delivery of funds or property the establishment of a credit debiting of any account or the giving of value by the Insured but only if such telefacsimile instructions
 i
bear a valid test key exchanged between the Insured and a customer or another financial institution with authority to use such test key for Telefacsimile instructions in the or dinary course of business but which test key has been wrongfully obtained by a person who wa s not authorized to initiate make validate or authenticate a test key arrangement and

 ii
fraudulently purport to have been sent by su ch customer or financial institution but wh ich telefacsimile instructions are transmitted without the knowledge or consent of such custom er or financial institution by a person other th an such customer or financial institution and which bear a forged signature


Telefacsimile means a system of transmitting written documents by electronic signals over

MEFS1132  Ed  03 11
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ican Insurance Company
402775

telephone lines to equipment maintained by the or der draft made or drawn on a customers account
Insured within its communication room for the which bears the signature or Endorsement of one other pur poses of reproducing a copy of said document than a person whose name and signature is on the It does not mean electronic communication sent application on file with the Insured as a signatory on by Telex
 TWC  or electronic mail  or Automated such account
 Clearing House
It shall be a condition precedent to the Insureds

 K  UNAUTHORIZED SIGNATURES 	right to recovery
under this Insuring Agreement
that the Insured shall have on file signatures of all Loss resulting directly from the Insured having persons who are authorized signatories on such accep ted paid or cashed any check or withdrawal account
GENERAL AGREEMENTS
 A
ADDITIONAL OFFICES OR EMPLOYEES CONSOLIDATION OR MERGER
 NOTICE

 1
If the Insured shall while this Bond is in force establish any additional office or offices such office or offices shall be automatically covered hereunde r from the dates of their establishment respectively
 No notice to the Underwriter of an increase during a ny premium period in the number of offices or in the number of Employees at any of the offices covered her eunder need be given and no additional premium need b e paid for the remainder of such premium period

 2
If an Investment Company named as Insured herein shall while this Bond is in force merge or consolidate with or purchase the assets of another institution coverage for such acquisition shall apply automatically from the date of acquisition The Insured shall notify the Underwri ter of such acquisition within 60 days of said date and an additional premium shall be computed only if such acq uisition involves additional offices or employees



 B
WARRANTY


No statement made by or on behalf of the Insured whether contained in the application or otherwise shall be deemed to be a warranty of anything except that it is true to the best of the knowledge and belief of the person making the statement

 C  COURT COSTS AND ATTORNEYS FEES  Applicable to all
 Insuring Agreements or Coverages now or hereafter fo
rming part of this Bond
The Underwriter will Indemnify the Insured against co
urt costs and reasonable attorneys fees incurred
and paid by the Insured in defense  whether or not succ
essful  whether or not fully litigated on the merits and
 whether or not settled of any suit or legal proceeding b
rought against the Insured to enforce the Insureds liabi
lity or alleged liability on account of any loss  claim or
 damage which  if established against the Insured  would
 constitute a loss sustained by the Insured covered un
der the terms of this Bond provided  however  that wi
th respect to Insuring Agreement  A  this indemnity s
hall apply only in the event that
 1
an Employee admits to being guilty of any dishonest or
fraudulent act s   including Larceny or Embezzlement  or

 2
an Employee is adjudicated to be guilty of any
dishonest or fraudulent act s   including Larceny
or Embezzlement

 3
in the absence of 1 or 2 above an arbitration panel agrees after a review of an agreed statement of facts that an Employee would be found guilty o f dishonesty if such Employee were prosecuted


The Insured shall promptly give notice to the Underwri ter of any such suit or legal proceeding and at the r equest of the Underwriter shall furnish it with copie s of all pleadings and other papers therein At the U nderwriters election the Insured shall permit the Un derwriter to conduct the defense of such suit or legal proceeding in the Insureds name through attorn eys of the Underwriters selection In such event th e Insured shall give all reasonable information and a ssistance which the Underwriter shall deem necessary to the proper defense of such suit or legal proceeding
If the Insureds liability or alleged liability is gre ater than the amount recoverable under this Bond or if a Deductible Amount is applicable the liability of the

MEFS1132  Ed  03 11
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 Insurance Company
402775

Underwriter under this General Agreement is limited to D FORMER EMPLOYEE that percentage of litigation expense determined by pro ration of the Bond limit of liability to the amount Acts of Employee as defined in this Bond are claimed after the application of any deductible This cover ed under Insuring Agreement A only while the litigation exp ense will be in addition to the Limit of Employee is in the Insureds employ Should loss Liability for the applicable Insuring Agreement involving a former Employee of the Insur ed be discovered subsequent to the termination of employment cover
age would still apply under Insuring Agreement A if the direct proximate cause of the loss occurred while the former
 Employee performed duties within the scope of his her employment

THE FOREGOING INSURING AGREEMENTS AND
GENERAL AGREEMENTS
 ARE SUBJECT TO
THE FOLLOWING CONDITIONS AND
LIMITATIONS

SECTION 1  DEFINITIONS
The following terms  as used in this Bond  shall have he
respective meanings stated in this Section
 a  	Employee means
 1
any of the Insureds officers  partners  or employees  and

 2
any of the officers or employees of any predecessor of the Insured whose principal assets are acquired by the Insured by consolidation or merger with or purchase of assets of capital stock of such predecessor and


 3
attorneys retained by the Insured to perform legal services
 for the Insured and the employees of such attorneys while s uch attorneys or the employees of such attorneys are perform ing such services for the Insured and

 4
guest students pursuing their studies or duties in any of the Insureds offices and

 5
directors or trustees of the Insured  the investment advisor
  underwriter  distributor   transfer agent  or shareholder
accounting record keeper  or administrator authorized by written agreement to keep financial and or other required records
  but only while performing acts coming within the scope of the usual duties of an officer or employee or while acting as a member of any committee duly elected or appointed to examine or audit or


have custody of or access to the Property of the Insured  and
 6
any individual or individuals assigned to perform the usual duties of an employee within the premises of the
 Insured by contract or by any agency furnishing temporary personnel on a contingent or part time basis and

 7
each natural person  partnership or corporation authorized
 by written agreement with the Insured to perform services as electronic data processor of checks or other accounting records of the Insured but excluding any such processor who acts as transfer agent or in any other agency capacity in issuing checks drafts or securities for the Insured unless included under Sub section  9  hereof  and

 8
those persons so designated in section 15 Central Handling of Securities and

 9
any officer  partner or Employee of

 a
an investment advisor

 b
an underwriter  distributor

 c
a transfer agent or shareholder accounting record keeper  or

 d
an administrator authorized by written agreement to keep financial and or other required records for an Investment
 Company  named as Insured while





MEFS1132  Ed  03 11
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402775

performing acts coming within the scope of the usual duties of an officer or Employee of any Investment Company named as Insured herein or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to the Property of any such Investment Company
 provided that only Employees or partners of a transfer agent shareholder accounting record keeper or administrator which is an affiliated person as defined in the Investment Company
 Act of 1940  of an Investment Company named as Insured or is an affiliated person of the adviser underwriter or administrator of such Investment Company and which is not a bank shall be included within the definition of Employee
Each employer of temporary personnel or
processors as set forth in Sub Sections  6
and  7  of Section 1  a  and their partners
officers and employees shall collectively
be deemed to be one person for all the
purposes of this Bond  excepting
however  the last paragraph of Section 13
Brokers  or other agents under contract or
representatives of the same general
character shall not be considered
Employees
 b  	Property means money  i e  currency  coin
 bank notes  Federal Reserve notes   postage and
revenue stamps U S Savings Stamps bullion precio us metals of all kinds and in any form and articles ma de therefrom jewelry watches necklaces bracelets gems precious and semi precious stones Bonds securities evidences of debts debentures scrip certificates inter im receipts warrants rights puts calls straddles spr eads transfers coupons drafts bills of exchange acce ptances notes checks withdrawal orders money orders warehouse receipts bills of lading conditional sales co ntracts abstracts of title insurance Policies deeds m ortgages under real estate and or chattels and upon interests therein and assignments of such Policies mortgages and instruments and other valuable papers including books of account and other records used by the Insured in the conduct o f its business and all other instruments similar to or in the nature of the foregoing including Electronic Representa tions of such Instruments enumerated above but excluding al l data processing records in which the Insured has an intere st or in which the Insured acquired or should have acquired an interest by reason of a predecessors declared financial condition at the time of the Insureds consolidation o
r merge with  or purchase of the principal assets of
 such predecessor or which are held by the Insured fo r any purpose or in any capacity and whether so held by the Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor
 c
Forgery means the signing of the name of another with the intent to deceive it does not include the signing of ones own name with or without authority in any capacity or for any purpose

 d
Larceny and Embezzlement as it applies to any named Insured means those acts as set forth in Section 37 of the Investment
 Company Act of 1940

 e
Items of Deposit means any one or more checks and drafts



SECTION 2  EXCLUSIONS
THIS BOND DOES NOT COVER
 a
loss effected directly or indirectly by means of forgery
 or alteration of  on or in any instrument  except when
covered by Insuring Agreement  A    D    E  or  F

 b
loss due to riot or civil commotion outside the United
States of America and Canada  or loss due to military
naval or usurped power  war or insurrection unless such
 loss occurs in transit in the circumstances recited in
 Insuring Agreement  D   and unless  when such transit was
initiated there was no knowledge of such riot civil commotion military naval or usurped power war or insurrection on the part of any person acting for the Insured in initiating such transit

 c
loss in time of peace or war directly or indirectly cau sed by or resulting from the effects of nuclear fission or fusion or radioactivity provided however that this par agraph shall not apply to loss resulting from industrial us es of nuclear energy

 d
loss resulting from any wrongful act or acts of any person w ho is a member of the Board of Directors of the Insured or a member of any equivalent body by whatsoever name known unless such person is



MEFS1132  Ed  03 11
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Insurance Company


402775

also an Employee or an elected official  partial owner
 or partner of the Insured in some other capacity  no
r  in any event  loss resulting from the act or acts o
f any person while acting in the capacity of a member
of such Board or equivalent body
 e
loss resulting from the complete or partial nonpayment of
  or default upon  any loan or transaction in the nature
of or amounting to a loan made by or obtained from the Insured or any of its partners directors or Employees w hether authorized or unauthorized and whether procured in good faith or through trick artifice fraud or false pr etenses unless such loss is covered under Insuring Agreement
  A    E  or  F

 f
loss resulting from any violation by the Insured or by any Employee

 1
of law regulating  a  the issuance  purchase or sale of
securities   b  securities transactions upon Security Ex
changes or over the counter market   c  Investment Compa
nies  or  d  Investment Advisors  or

 2
of any rule or regulation made pursuant to any such law




unless such loss  in the absence of such laws
rules or regulations  would be covered under
Insuring Agreements  A  or  E
 g
loss of Property or loss of privileges through the misplacement or loss of Property as set forth in Insuring Agreement  C  o
r D while the Property is in the custody of any armored moto r vehicle company unless such loss shall be in excess of the amount recovered or received by the Insured under a the Insu
reds contract with said armored motor vehicle company   b  ins
urance carried by said armored motor vehicle company for the b enefit of users of its service and c all other insurance a nd indemnity in force in whatsoever form carried by or for the benefit of users of said armored motor vehicle companys service and then this Bond shall cover only such excess

 h
potential income including but not limited to interest and dividends not realized by the Insured because of a loss covered under this Bond except as included under Insuring Agreement I


 i
all damages of any type for which the Insured is legally liable except direct compensatory damages arising from a loss covered under this Bond


 j
loss through the surrender of Property away from an office of the Insured as a result of a threat

 1
to do bodily harm to any person  except loss of Property in
 transit in the custody of any person acting as messenger provided that when such transit was initiated there was no knowledge by the Insured of any such threat  or

 2
to do damage to the premises or Property of the Insured except when covered under Insuring Agreement A



 k
all costs fees and other expenses incurred by the Insured in establishing the existence of or amount of loss covered under this Bond unless such indemnity is provided for under Insuring
 Agreement  I

 l
loss resulting from payments made or withdrawals from the account of a customer of the Insured shareholder or subscriber to shares involving funds erroneously credited to such account unless such payments are made to or withdrawn by such depositor or representative of such person who is within the premises of the drawee bank of the Insured or within the office of the Insured at the time of such payment or withdrawal or unless such payment is covered under Insuring Agreement A

 m
any loss resulting from Uncollectible Items of Deposit which are drawn from a financial institution outside the fifty states of the United States of America District of Columbia and territories and possessions of the United States of America and Canada



SECTION 3  ASSIGNMENT OF RIGHTS
This Bond does not afford coverage in favor of any Employers of temporary personnel or of processors as set forth in sub sections
 6 and 7 of Section 1 a of this Bond as aforesaid and upon payment to the insured by the Underwriter on account of any loss through dishonest or fraudulent act s including Larceny or
Embezzlement committed by any of the partners officers or employees of such Employers whether acting alone or in collus ion with others an assignment of such of the Insureds rights a nd causes of action as it may have against such Employers by re ason of such acts so committed shall to the extent of
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such payment  be given by the Insured to the Underwriter  and the Insured shall execute all papers necessary to secure to the
 Underwriter the rights herein provided for
SECTION 4  	LOSS NOTICE PROOF LEGAL PROCEEDINGS
This Bond is for the use and benefit only of the Insured named in the Declarations and the Underwriter shall not be liable her eunder for loss sustained by anyone other than the Insured unle ss the Insured in its sole discretion and at its option shall include such loss in the Insureds proof of loss At the earliest practicable moment after discovery of any loss hereunder the In sured shall give the Underwriter written notice thereof and shal l also within six months after such discovery furnish to the Und erwriter affirmative proof of loss with full particulars If cla im is made under this Bond for loss of securities or shares the
 Underwriter shall not be liable unless each of such securities or shares is identified in such proof of loss by a certificate or Bond number or where such securities or shares are uncertificated by such identification means as agreed to b y the Underwriter The Underwriter shall have thirty days after notice and proof of loss within which to investigate the claim and this shall apply notwithstanding the loss is made up wholly or in part of securities of which duplicates may be obtained  Legal proceedings for recovery of any loss hereunder shall not be brought prior to the expiration of sixty days after such proof of loss is filed with the Underwriter nor after the expiration of twenty four months from the discovery of such loss except that any action or proceeding to recover hereunder on account of any judgment against the Insured in any suit mentioned in General Agreement C or to recover attorneys fees paid in any such suit shall be begun w ithin twenty four months from the date upon which the judgment in such suit shall become final If any limitation embodied in this Bond is prohibited by any law controlling the construction hereof such limitation shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law
Discovery occurs when the Insured
 a
becomes aware of facts  or

 b
receives written notice of an actual or potential claim by a third party which alleges that the Insured is liable under circumstance which would cause a reasonable person to assume that a loss covered by the Bond has been or will be incurred even though the exact amount or details of loss may not be then known

SECTION 5  	VALUATION OF PROPERTY
The value of any Property  except books of accounts or
 other records used by the Insured in the conduct of it
s business  for the loss of which a claim shall be made
 hereunder  shall be determined by the average market v
alue of such Property on the business day next preceding
 the discovery of such loss  provided  however  that the
 value of any Property replaced by the Insured prior to
 the payment of claim therefor shall be the actual market
value at the time of replacement  and further provided th
at in case of a loss or misplacement of interim certificat
es  warrants  rights  or other securities  the production
which is necessary to the exercise of subscription  conver
sion  redemption or deposit privileges  the value thereof s
hall be the market value of such privileges immediately pre
ceding the expiration thereof if said loss or misplacement
 is not discovered until after their expiration If no market price is quoted for such Property or for such privileges the value shall be fixed by agreement between the parties
 or by arbitration
In case of any loss or damage to Property consisting of
 books of accounts or other records used by the Insured
in the conduct of its business the Underwriter shall be liable under this Bond only if such books or records are actually reproduced and then for not more than the cost of blank
books  blank pages or other materials plus the cost of labor for the actual transcription or copying of data which shall h ave been furnished by the Insured in order to reproduce such books and other records
SECTION 6  	VALUATION OF PREMISES AND FURNISHINGS
In case of damage to any office of the Insured or loss of or damage to the furnishings fixtures stationary supplies eq uipment safes or vaults therein the Underwriter shall not b
e liable for more than the actual cash value thereof  or for m ore than the actual cost of their replacement or repair  The
 Underwriter may  at its election  pay such actual cash value or make such replacement or repair  If the Underwriter and
the Insured cannot agree upon such cash value or such cost or replacement or repair  such shall be determined by arbitration
SECTION 7  	LOST SECURITIES
If the Insured shall sustain a loss of securities the total value of which is in excess of the limit stated in Item 3 of the Declarations of this Bond the liability of the Underwriter shall be limited to payment for or duplication of securities having value equal to the limit stated in Item 3 of the
Declarations of this Bond
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If the Underwriter shall make payment to the Insured for any loss of securities the Insured shall thereupon assign to the Underwriter all of the Insureds rights title and interests in and to said securities
With respect to securities the value of which do not exceed the Deductible Amount at the time of the discovery of the loss and for which the Underwriter may at its sole discretion and option and at the request of the Insured issue a Lost Instrument Bond or Bonds to effect replacement thereof the Insured will pay the usual premium charged therefor and will indemnify the Underwriter against all loss or expense that the Underwriter may sustain because of the issuance of such Lost Instrument Bond or Bonds
With respect to securities the value of which exceeds the Deductible Amount at the time of discovery of the loss and for which the Underwriter may issue or arrange for the issua nce of a Lost Instrument Bond or Bonds to effect replacement thereof the Insured agrees that it will pay as premium the refor a proportion of the usual premium charged therefor sai d proportion being equal to the percentage that the Deductibl e Amount bears to the value of the securities upon discovery of the loss and that it will indemnify the issuer of said L ost Instrument Bond or Bonds against all loss and expense tha t is not recoverable from the Underwriter under the terms and conditions of this INVESTMENT COMPANY BOND subject to the Limit of Liability hereunder
SECTION 8  SALVAGE
In case of recovery whether made by the Insured or by the Underwriter on account of any loss in excess of the Limit of Liability hereunder plus the Deductible Amount applicable to such loss from any source other than suretyship insurance reinsurance security or indemnity taken by o r for the benefit of the Underwriter the net amount of suc h recovery less the actual costs and expenses of making sam e shall be applied to reimburse the Insured in full for the excess portion of such loss and the remainder if any shall be paid first in reimbursement of the Underwriter and thereaft er in reimbursement of the Insured for that part of such loss wi
thin the Deductible Amount The Insured shall execute all necess ary papers to secure to the Underwriter the rights provide d for herein
SECTION 9  NON REDUCTION AND NON
ACCUMULATION OF LIABILITY AND
TOTAL LIABILITY

At all times prior to termination hereof this Bond shall continue in force for the limit stated in the applicable sections of Item 3 of the Declarations of this Bond notwi

thstanding any previous loss for which the Underwriter may
 have paid or be liable to pay hereunder PROVIDED however that regardless of the number of years this Bond shall cont inue in force and the number of premiums which shall be pay able or paid the liability of the Underwriter under this B ond with respect to all loss resulting form
 a
any one act of burglary  robbery or hold up  or attempt
 thereat in which no Partner or Employee is concerned or implicated shall be deemed to be one loss or

 b
any one unintentional or negligent act on the part of an y one person resulting in damage to or destruction or misplacement of Property shall be deemed to be one los s or

 c
all wrongful acts other than those specified in a above of any one person shall be deemed to be one los s or

 d
all wrongful acts other than those specified in a above of one or more persons which dishonest act s or act s of Larceny or Embezzlement include but are not limited to the failure of an Employee to report such ac ts of others whose dishonest act or acts intentionally or unintentionally knowingly or unknowingly directly o r indirectly aid or aids in any way or permits the cont inuation of the dishonest act or acts of any other person or persons shall be deemed to be one loss with the act o r acts of the persons aided or

 e
any one casualty or event other than those specified in  a
    b    c  or  d  preceding  shall be deemed to be one loss
  and shall be limited to the applicable Limit of Liability stated in Item 3 of the Declarations of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period



Sub section  c  is not applicable to any situation to
 which the language of sub section  d  applies
SECTION 10  LIMIT OF LIABILITY
With respect to any loss set forth in the PROVIDED cla
use of Section 9 of this Bond which is recoverable or
 recovered in whole or in part under any other Bonds or Policies issued by the Underwriter to the Insured or to any predecessor in interest of the Insured and terminate
d or cancelled or allowed to expire and in which the period
 for discovery has not expired at the time any such loss thereunder is discovered the total liability of the
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Underwriter under this Bond and under other Bonds or
Policies shall not exceed in the aggregate the amount carried hereunder on such loss or the amount available to the Insured under such other Bonds  or Policies  as
limited by the terms and conditions thereof  for any su
ch loss if the latter amount be the larger
SECTION 11  OTHER INSURANCE
If the Insured shall hold  as indemnity against any
loss covered hereunder  any valid and enforceable ins
urance or suretyship  the Underwriter shall be liable
 hereunder only for such amount of such loss which is
in excess of the amount of such other insurance or sur
etyship  not exceeding  however  the Limit of Liability
 of this Bond applicable to such loss
SECTION 12  DEDUCTIBLE
The Underwriter shall not be liable under any of the Ins
uring Agreements of this Bond on account of loss as spec
ified  respectively  in sub sections  a    b    c    d
 and
 e of Section 9 Non Reduction And Nonaccumulation Of Li ability And Total Liability unless the amount of such los s after deducting the net amount of all reimbursement and or recovery obtained or made by the insured other than fr om any Bond or Policy of insurance issued by an insurance c ompany and covering such loss or by the Underwriter on acco unt thereof prior to payment by the Underwriter of such los s shall exceed the Deductible Amount set forth in Item 3 of the Declarations hereof herein called Deductible Amount and then for such excess only but in no event for more th an the applicable Limit of Liability stated in Item 3 of the Declarations
The Insured will bear in addition to the Deductible Amount p remiums on Lost Instrument Bonds as set forth in Section 7

There shall be no deductible applicable to any loss under Ins uring Agreement A sustained by any Investment Company named a
 Insured herein
SECTION 13  TERMINATION
The Underwriter may terminate this Bond as an entirety by furnishing written notice specifying the termination date which cannot be prior to 90 days after the receipt of suc h written notice by each Investment Company named as Insured and the Securities and Exchange Commission  Washington  D C
  The Insured may terminate this Bond as an entirety by furn ishing written notice to the Underwriter When the Insured c ancels the Insured shall furnish written notice to the Secu rities and Exchange Commission Washington D C prior to 90 days before the effective date of the termination The Unde rwriter shall notify all other Investment Companies named as Insured of the receipt of such termination notice and the ter mination cannot be effective prior to 90 days after receipt of written notice by all other Investment Companies Premiums are earned until the termination date as set forth herein

This Bond will terminate as to any one Insured   other than
a registered management investment company   immediately upo
n taking over of such Insured by a receiver or other liquida tor or by State or Federal officials or immediately upon th
e filing of a petition under any State or Federal statute rel ative to bankruptcy or reorganization of the Insured or as signment for the benefit of creditors of the Insured or imm ediately upon such Insured ceasing to exist whether through merger into another entity  or by disposition of all of its assets
This Bond will terminate as to any registered management investment company upon the expiration of 90 days after written notice has been given to the Securities and Exchange Commission Washington D C
The Underwriter shall refund the unearned premium computed as short rates in accordance with the standard short rate cancellation tables if terminated by the Insured or pro rata if terminated for any other reason
This Bond shall terminate
 a
as to any Employee as soon as any partner officer or supervisory Employee of the Insured who is not in collusion with such Employee  shall learn of any dishonest or fraudulent
 act s   including Larceny or Embezzlement on the part of such
 Employee without prejudice to the loss of any Property then i n transit in the custody of such Employee and upon the expirat ion of ninety 90 days after written notice has been given to
the Securities and Exchange Commission  Washington  D C   See
Section 16d and to the Insured Investment Company  or

 b
as to any Employee 90 days after receipt by each Insured and b y the Securities and Exchange Commission of a written notic e from the Underwriter of its desire to terminate this Bond as to such Employee or

 c
as to any person who is a partner officer or employee of any Electronic Data Processor covered under this Bond from and after the time that the Insured or any partner or offi cer thereof not in collusion with such person shall have kn owledge of information that such person has



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committed any dishonest or fraudulent act s   including
Larceny or Embezzlement in the service of the Insured or ot herwise whether such act be committed before or after the t ime this Bond is effective

SECTION 14  	RIGHTS AFTER TERMINATION OR CANCELLATION
At any time prior to the termination or cancellation of thi s
Bond as an entirety whether by the Insured or the Under writer the Insured may give to the Underwriter notice th at if desires under this Bond an additional period of 12 mo nths within which to discover loss sustained by the Insured prior to the effective date of such termination or cancell ation and shall pay an additional premium therefor

Upon receipt of such notice from the Insured the Underwrite r shall give its written consent thereto provided howev er that such additional period of time shall terminate i mmediately

 a
on the effective date of any other insurance obtained by the
 Insured its successor in business or any other party repl acing in whole or in part the insurance afforded by this B ond whether or not such other insurance provides coverage for loss sustained prior to its effective date  or

 b
upon takeover of the Insureds business by any State or Federal official or agency or by any receiver or liquidator acting or appointed for this purpose without the necessity of the Underwriter giving notice of such termination In the event that such additional period of time is terminated as provi ded above the Underwriter shall refund any unearned premium


The right to purchase such additional period for the discovery of loss may not be exercised by any State or Federal official o r agency or by any receiver or liquidator acting or appointed to take over the Insureds business for the operation or for th e liquidation thereof or for any other purpose

SECTION 15  CENTRAL HANDLING OF SECURITIES
Securities included in the systems for the central handling of securities established and maintained by Depository Trust Com pany Midwest Depository Trust Company Pacific Securities D epository Trust Company and Philadelphia Depository Trust C ompany hereinafter called Corporations to the extent of th
e Insureds interest therein as effective by the making of ap propriate entries on the books and records of such Corporati ons shall be deemed to be Property
The words Employee and Employees shall be deemed to include
 the officers  partners  clerks and other employees of the
New York Stock Exchange  Boston Stock Exchange  Midwest Stoc
k Exchange Pacific Stock Exchange and Philadelphia Stock Exc hange hereinafter called Exchanges and of the above named C orporations and of any nominee in whose name is registered a ny security included within the systems for the central handli ng of securities established and maintained by such Corporatio ns and any employee of any recognized service company while such officers partners clerks and other employees and employees of service companies perform services for such Corporati
ons in the operation of such systems  For the purpose of t
he above definition a recognized service company shall be
 any company providing clerks or other personnel to said Exchanges or Corporation on a contract basis
The Underwriter shall not be liable on account of any los
s e
s in connection with the central handling of securities wi thin the systems established and maintained by such Corporati ons unless such loss es shall be in excess of the amount
 s recoverable or recovered under any Bond or Policy if insurance indemnifying such Corporations against such los
s es   and then the Underwriter shall be liable hereunder
only for the Insureds share of such excess loss es   but in
 no event for more than the Limit of Liability applicable h
ereunder
For the purpose of determining the Insureds share of excess loss es it shall be deemed that the Insured has an interest in any certificate representing any security included withi
n such systems equivalent to the interest the Insured th
en has in all certificates representing the same security
 included within such systems and that such Corporation s
hall use their best judgment in apportioning the amount s
  recoverable or recovered under any Bond or Policy of insu rance indemnifying such Corporations against such loss es i
n connection with the central handling of securities with
in such systems among all those having an interest as
 recorded by appropriate entries in the books and rec
ords of such Corporations in Property involved in suc
h loss es  on the basis that each such interest shall
share in the amount s  so recoverable or recovered in
the ratio that the value of each such interest bears t
o the total value of all such interests and that the
Insureds share of such excess loss es  shall be the a
mount of the Insureds interest in such Property in ex
cess of the amount s  so apportioned to the Insured by
such Corporations
This Bond does not afford coverage in favor of such Corpor ations or Exchanges or any nominee in whose
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name is registered any security included within the
systems for the central handling of securities estab
lished and maintained by such Corporations  and upon
 payment to the Insured by the Underwriter on account
 of any loss es  within the systems  an assignment of
 such of the Insureds rights and causes of action as
 it may have against such Corporations or Exchanges s
hall to the extent of such payment  be given by the
Insured to the Underwriter  and the Insured shall exe
cute all papers necessary to secure to the Underwriter
 the rights provided for herein
SECTION 16  	ADDITIONAL COMPANIES INCLUDED AS INSURED
If more than one corporation  co partnership or person or
 any combination of them be included as the Insured herein
 a
the total liability of the Underwriter hereunder for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the Underwri ter would be liable hereunder if all such loss were sust ained by any one of them

 b
the one first named herein shall be deemed authorized to make adjust and receive and enforce payment of all claims hereunder and shall be deemed to be the agent of the oth ers for such purposes and for the giving or receiving of any notice required or permitted to be given by the terms hereof provided that the Underwriter shall furnish each named Investment Company with a copy of the Bond and with any amendment thereto together with a copy of each formal filing of the settlement of each such claim prior to the execution of such settlement

 c
the Underwriter shall not be responsible for the proper application of any payment made hereunder to said first n amed Insured

 d
knowledge possessed or discovery made by any partner officer or supervisory Employee of any Insured shall for the purpose of Section 4 and Section 13 of this Bond constitute knowle dge or discovery by all the Insured and

 e
if the first named Insured ceases for any reason to be
 covered under this Bond then the Insured next named sh all thereafter be considered as the first named Insured f or the purposes of this Bond



SECTION 17  NOTICE AND CHANGE OF CONTROL
Upon the Insureds obtaining knowledge of a transfer of its outstanding voting securities which results in a change in c
ontrol  as set forth in Section 2 a   9  of the Investment C
ompany Act of 1940 of the Insured the Insured shall withi n thirty 30 days of such knowledge give written notice to the Underwriter setting forth
 a
the names of the transferors and transferees  or the names
 of the beneficial owners if the voting securities are requ
ested in another name   and

 b
the total number of voting securities owned by the transferors
 and the transferees  or the beneficial owners   both
immediately before and after the transfer  and

 c
the total number of outstanding voting securities



As used in this section control means the power to exercise a controlling influence over the management or Policies of the Insured
Failure to give the required notice shall result in terminat ion of coverage of this Bond effective upon the date of sto ck transfer for any loss in which any transferee is concerne d or implicated
Such notice is not required to be given in the case of an In sured which is an Investment Company
SECTION 18  CHANGE OR MODIFICATION
This Bond or any instrument amending or effecting same may not be changed or modified orally No changes in or modific ation thereof shall be effective unless made by written End orsement issued to form a part hereof over the signature of the Underwriters Authorized Representative When a Bond co vers only one Investment Company no change or modification w hich would adversely affect the rights of the Investment Com pany shall be effective prior to 60 days after written notifi cation has been furnished to the Securities and Exchange
 Commission  Washington
D C by the Insured or by the Underwriter If more than o ne Investment Company is named as the Insured herein the Underwriter shall give written notice to each Investment Co mpany and to the Securities and Exchange Commission W ashington D C not less than 60 days prior to the effec tive date of any change or modification which would adverse ly affect the rights of such Investment Company
IN WITNESS WHEREOF  the Underwriter has caused this Bond t
o be executed on the Declarations Page
MEFS1132  Ed  03 11
FI 88 01  Ed  10 11

FORMS AND RIDERS SCHEDULE
It is hereby understood and agreed the following forms
and riders are attached to and are a part of this bond
Form No    Edition  Date Added   or Date Deleted  Form
Description  Rider No   if applicable
MEFS1131 03 11  Investment Company Bond Dec Page
MEFS1132 03 11  Investment Company Bond
MEFS1032 03 12  Insuring Agreement L  Computer Systems  1
MEFS1136 03 12  Newly Established Funds  2
FI7053 04 13  Confidential Information And Data Breach
Clarifying Rider  3
IL7324 08 12  Economic And Trade Sanctions Clause
IL7268 09 09  In Witness Clause
  If not at inception

SR F9808  Ed  08 95


RIDER NO  1
INSURING AGREEMENT  L   COMPUTER SYSTEMS
To be attached to and form part of Investment Company Bond
 Bond No  FS 5245016 13 00 In favor of Stock Dividend Fund
  Inc
It is agreed that
1  	The attached Bond is hereby amended by adding to it
 an additional INSURING AGREEMENT as follows  INSURING
AGREEMENT  L   COMPUTER SYSTEMS
Loss resulting directly from a fraudulent

 1
entry of data into  or


 2
change of data elements or programs within a Computer System provided that fraudulent entry or change causes


 a
Property to be transferred paid or delivered

 b
an account of the Insured or of its customer to be added deleted debited or credited or

 c
an unauthorized account or a fictitious account to be debited or credited



 3
voice instructions or advices having been transmitted to the Insured or its agent s by telephone and provided further the fraudulent entry or change is made or caused by an individual acting with the manifest intent to i cause the Insured or its agent s to sustain a loss and

 ii
obtain financial benefit for that individual or for other persons intended by that individual to receive a financial benefit


 iii and further provided such voice instructions or advices
 a
were made by a person who purported to represent an indi vidual authorized to make such voice instructions or advices and

 b
were electronically recorded by the Insured or its agent s


 4  	It shall be a condition to recovery under the
Computer Systems Rider that the Insured or its agent s
 shall to the best of their ability electronically
record
all voice instructions or advices received over the
telephone
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The Insured or its agent s  warrant that they shall make
their best efforts to maintain the electronic recording
 system on a continuous basis Nothing however in this Rider shall bar the Insured from recovery where no recording is available because of mechanical failure of the device used in making such recording or because of failure of the media used to record a conversation from any cause or error or omission of any Employee s  or agent s  of the
Insured
SCHEDULE OF SYSTEMS
Any System Utilized by the Insured
2  	As used in this Rider  Computer System means
 a
computers with related peripheral components including storage components wherever located

 b
systems and applications software

 c
terminal devices


 d
related communication networks or customer communication systems and

 e
related Electronic Funds Transfer Systems by which data are electronically collected transmitted proc essed stored and retrieved



3  	In addition to the Exclusions in the attached
Bond the following Exclusions are applicable to this Insuring Agreement
 a
loss resulting directly or indirectly from the theft of confidential information material or data and

 b
loss resulting directly or indirectly from entries or changes made by an individual authorized to have access to a Computer System who acts in good faith on instructions unless such instructions are given to that individual by a software contractor or by a partner officer or employee thereof authorized by the Insured to design develop prepare supply service write or implement p rograms for the Insureds Computer System


4  	The following portions of the attached Bond are
not applicable to this Rider
 a
the initial paragraph of the Bond preceding the Insuring
 Agreements which reads    at any time but discovered dur
ing the Bond period

 b
CONDITIONS AND LIMITATIONS  SECTION 9  NON REDUCTION
AND NON ACCUMULATION OF
LIABILITY AND TOTAL LIABILITY


 c
CONDITIONS AND LIMITATIONS  SECTION 10  LIMIT OF
LIABILITY


5
The coverage afforded by this Rider applies only to loss
 discovered by the Insured during the period this Rider is in force

6
All loss or series of losses involving the fraudulent activity of one individual or involving fraudulent ac tivity in which one individual is implicated whether or not that individual is specifically identified shall b e treated as one loss A series of losses involving unide ntified individuals but arising from the same method of o peration may be deemed by the Underwriter to involve the s ame individual and in that event shall be treated as one loss

7
The Limit of Liability for the coverage provided by this
 Rider shall be   300 000


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8
The Underwriter shall be liable hereunder for the amount
 by which one loss shall be in excess of   5 000  herein
called the Deductible Amount but not in excess of the Li mit of Liability stated above

9
If any loss is covered under this Insuring Agreement and a ny other Insuring Agreement or Coverage the maximum amount payable for such loss shall not exceed the largest amount a vailable under any one Insuring Agreement or Coverage

10
Coverage under this Rider shall terminate upon termination
 or cancellation of the Bond to which this Rider is attache d Coverage under this Rider may also be terminated or cance lled without canceling the Bond as an entirety

 a
90 days after receipt by the Insured of written notice from the Underwriter of its desire to terminate or cancel coverag e under this Rider or

 b
immediately upon receipt by the Underwriter of a written requ est from the Insured to terminate or cancel coverage under th is Rider





The Underwriter shall refund to the Insured the unearned
 premium for this coverage under this Rider  The refund
shall be computed at short rates if this Rider is termina
ted or cancelled or reduces by notice from  or at the ins
istence of the Insured
11  CONDITIONS AND LIMITATIONS  SECTION 4  LOSS NOTICE PRO
OF LEGAL PROCEEDINGS is amended by adding the following s
entence
Proof of loss resulting from Voice Instructions or advices
 covered under this Bond shall include Electronic
 Recording of such Voice Instructions of advices
12
Notwithstanding the foregoing however coverage aff orded by this Rider is not designed to provide protect ion against loss covered under a separate Electronic a nd Computer Crime Policy by whatever title assigned or by whatever Underwriter written Any loss which is cover ed under such separate Policy is excluded from coverage u nder this Bond and the Insured agrees to make claim for such loss under its separate Policy

13
Nothing herein contained shall be held to vary  alter
 waive or extend any of the terms conditions provision s agreements or limitations of the above mentioned Bond other than as stated herein

14
This Rider shall become effective as of 12 01 a m  on 12
 26 2015 standard time


MEFS1032  Ed  03 12
SR F9808  Ed  08 95


RIDER NO  2
AUTOMATIC INCREASE FOR NEWLY ESTABLISHED FUNDS
To be attached to and form part of Investment Company
Bond
Bond No  FS 5245016 13 00
In favor of Stock Dividend Fund  Inc
It is agreed that
1
If the Insured shall while this Bond is in force establish any new funds other than by consolidation or merger with purchase or acquisition of assets o r liabilities of another institution such funds shal l automatically be covered hereunder from the date of such establishment without the payment of addition al premium for the remainder of the Bond Period

2
Notice of any newly established funds during the Bond
Period are to be made to the Underwriter at the earlie st practicable moment and prior to the expiration date o f the attached Bond

3
If the Insured shall  while this Bond is in force  require
 an increase in the Limit of Liability of INSURING AGREEMEN
T  A   FIDELITY in order to comply with the Securities and
Exchange Commission Rule 17g 1 of the Investment Company Ac
t of 1940  17 Code of Federal Regulations 270 17g 1  due to
an increase in asset size of the currently named funds or
 via the addition of newly established funds by the Insur
ed under the Bond   such increase in the Limit of Liabil
ity for INSURING AGREEMENT  A   FIDELITY  as required  sh
all automatically be increased up to the minimum required
and mandated by S E C  Rule 17g 1  but shall not exceed an
each and every loss Limit of Liability of   2 500 000 hereu
nder from the date of such increase without the payment of additional premium for the remainder of the Bond Period

4
Nothing herein contained shall be held to vary  alter
 waive or extend any of the terms  conditions  provisions
  agreements or limitations of the above mentioned Bond ot her than as stated herein

5
This Rider shall become effective as of 12 01 a m on 12 26 2015 standard time


MEFS1136  Ed  03 12
FI 70 53  Ed  04 13

THIS RIDER CHANGES THE BOND PLEASE READ IT CAREFULLY
RIDER
 NO  3

CONFIDENTIAL INFORMATION AND DATA BREACH CLARIFYING RIDER
To be attached to and form part of Financial Institution
 Bond No Standard Great American Investment Company Bo nd
Bond No  FS 5245016 13 00
In favor of Stock Divide
nd Fund  Inc
It is agreed that

1  CONDITIONS AND LIMITATIONS  Section 2  Exclusions is
 amended to include  Confidential Information  Loss res
ulting from  a  Theft  disappearance  destruction or dis
closure of the confidential or personal information of th
e Insured or another person or entity for which the Insur
ed is legally liable including  but not limited to patent
s  trade secrets  personal information  processing methods
  customer lists  financial information  credit card
 information  intellectual property  health informat
ion  or any other type of non public information
For purposes of coverage that may be attached to the
Bond by Rider which pertains to Computer Systems  con
fidential information cannot be Property transferred
  A loss otherwise covered under the Computer Systems
 Rider  if attached  shall not be excluded by the fact
 that confidential information was used to gain access
 to your computer system or to the computer system of
your financial institution in order to cause the fraudu
lent transfer
b  	The use of another person  s or entity  s confi
dential or personal information including but not
 limited to financial information credit card in formation health information or any other type of no n public information
Data Breach Costs

Loss resulting from fees  costs  fines  penalties
and other expenses which are related to the access or
 disclosure of another person  s or entity  s confide
ntial information  and the obligations of the Insured t
o comply with federal and state privacy laws and Paymen
t Card Industry Data Security Standards  if applicabl
e  arising from a data security breach  including
 but not limited to  expenses related to notifying af
fected individuals when the affected individuals   fin
ancial information  credit card information  health
information or other type of non public information was
 stolen  accessed  downloaded or misappropriated while
in the care  custody or control of the Insured
2
Nothing herein contained shall be held to vary  alter
 waive or extend any of the terms conditions and limitations or provisions of the attached Bond other than as above stated

3
This Rider shall become effective as of 12 01 a m on 12 26 2015 standard time


  B0   12 18 2015   FS 5245016 13 00 Great American
 Insurance Company
402775
IL 72 68  Ed  09 09


IN WITNESS CLAUSE

In Witness Whereof we have caused this Policy to be executed and attested and if required by state law this Policy shall not be valid unless countersigned by our authorized representative

PRESIDENT SECRETARY